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                                                                    Exhibit 10.3

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of March 18, 2005, by and between AMPAC CAPITAL SOLUTIONS, LLC, a Nevada limited liability company ("Lender"), and U.S. PLASTIC LUMBER LTD., a Delaware corporation as debtor and debtor in possession (the "Borrower"), with respect to the following:

      A. The Lender and the Borrower have entered into that certain Credit and Security Agreement dated as of September 7, 2004 (as amended, restated, modified and supplemented from time to time, including by that certain First Amendment to Credit and Security Agreement dated December 21, 2004, the "Loan Agreement"). Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

      B. The outstanding principal balance of the Note as of the date hereof is $1,000,000. The outstanding principal balance of the Term Advance as of the date hereof is $500,000.

      C. The Borrower has requested that the Lender agree to loan an additional $1,200,000 to the Borrower and the Lender has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

      D. The Borrower has also requested that the Lender agree to extend the maturity date for the Advances from February 28, 2005 to June 15, 2005 and the Lender has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto do hereby agree that the foregoing recitals are incorporated herein by this reference and as follows:

            1. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT/SECOND AMENDMENT FINAL ORDER. The definition of "Maximum Line" set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:

            "Maximum Line" means $2,200,000.00.

            The Borrower may request an Advance pursuant to Section 2.2(a) of the Loan Agreement beginning on the dated upon which the Lender receives a signed copy of the a final, non-appealable order of the Bankruptcy Court approving this Amendment (with such modifications as are approved by the Lender in its sole discretion) (the "2nd Amendment Final Order"). The 2nd Amendment Final Order (i) shall have been entered upon an application or motion of the Borrower satisfactory in form and substance to the Lender in its sole discretion, (ii) shall have authorized extensions of credit by the Lender in the amount of a total of $2,700,000, (iii) shall approve the payment by the Borrower of all of the fees and expenses set forth herein, and (iv) shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed or subject of a stay pending appeal.

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            2.    EXTENSION OF MATURITY DATE/AMENDMENT TO SECTION 1.1 OF THE
LOAN AGREEMENT. The Borrower shall continue to make all payments of principal and interest required by the Loan Agreement with respect to the outstanding Advances, including the Term Advances, provided, however, that the Advances shall be due and payable in full on June 15, 2005. The failure of the Borrower to indefeasibly pay the Advances in full and in cash on or before June 15, 2005 shall constitute and Event of Default. The definition of "Maturity Date" set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:

            "Maturity Date" means June 15, 2005."

            3. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT. The definitions of "Asset Purchase Agreement", "Ocala Real Property", "Ocala Personal Property", "Sale", "Sale Milestones", and "Sale Motion", set forth in
Section 1.1 of the Loan Agreement are hereby deleted.

            4. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT. The definition of "Availability" set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:

            "Availability" means, as of any date, the sum of (A) the outstanding principal balance of the Note and (b) the L/C Amount."

            5. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT. The definition of "Mortgages" set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:

            "Mortgages" means (i) that certain Leasehold Mortgage, Security Agreement, Financing Statement and Absolute Assignment of Rents and Revenues of even date herewith executed by the Borrower in favor of the Lender, to be recorded in Cook County, Illinois; and (ii) any other mortgage, deed of trust, deed to secure debt, or similar instrument or agreement pursuant to which any Obligor grants in favor of the Lender a security interest in and lien upon any fee or leasehold interest in real property owned by such Obligor."

            6. AMENDMENT TO SECTION 2.3 OF THE LOAN AGREEMENT. Section 2.3 of the Loan Agreement is hereby deleted in its entirety.

            7. AMENDMENT TO SECTION 2.15 OF THE LOAN AGREEMENT. Section 2.15 of the Loan Agreement is hereby amended as follows:

            "Mandatory Prepayment. Without notice or demand, if the sum of the outstanding principal balance of the Advances plus the L/C Amount shall at any time exceed the Maximum Line, the Borrower shall (i) first, immediately prepay the Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by Lender under this Section 2.15 or under Section 2.14 may be applied to the Obligations,

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            in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

            8. AMENDMENT TO SECTION 6.18 OF THE LOAN AGREEMENT. Section 6.18 of the Loan Agreement is hereby amended as follows:

            "Sale or Transfer of Assets: Suspension of Business Operations. Except as otherwise set forth herein, no Obligor will sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business, and will not liquidate, dissolve or suspend business operations. No Obligor will transfer any part of its ownership interest in any Intellectual Property Rights and will not permit any agreement under which it has licensed Licensed Intellectual Property to lapse, except that any Obligor may transfer such rights or permit such agreements to lapse if it shall have reasonably determined that the applicable Intellectual Property Rights are no longer useful in its business. If any Obligor transfers any Intellectual Property Rights for value, such Obligor will pay over the proceeds to the Lender for application to the Obligations. No Obligor will license any other Person to use any of its Intellectual Property Rights, except that any Obligor may grant licenses in the ordinary course of its business in connection with sales of Inventory or provision of services to its customers.

            9. AMENDMENT TO SECTION 6.25 OF THE LOAN AGREEMENT. Section 6.25 of the Loan Agreement is hereby amended as follows:

            "Place of Business: Name. No Obligor will transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Obligors will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not inflict been, filed in order to perfect the Security Interest. No Obligor will change its name or jurisdiction of organization."

            10. AMENDMENT TO SECTION 7.1 OF THE LOAN AGREEMENT. Section 7.1(f) of the Loan Agreement is hereby deleted in its entirety.

            11. AMENDMENT FEE. In consideration for the accommodations granted by the Lender herein and in addition to all other fees and costs due under the Loan Agreement, the Borrower hereby agrees to pay to the Lender a nonrefundable fee of Thirty-Six Thousand Dollars ($36,000.00) (the "Amendment Fee"). The Amendment Fee shall be due and payable in full on the date which the 2nd Amendment Final Order is final and non-appealable. The Borrower

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hereby confirms that the Amendment Fee will be fully earned by the Lender on said date and is nonrefundable.

            12. RELEASE AND WAIVER OF CLAIMS BY THE OBLIGORS. For good and valuable consideration, the receipt of which is hereby acknowledged and in consideration of the Lender executing this Amendment, the Obligors do hereby release the Lender and its managers, members, employees, attorneys and agents from any and all claims, demands, causes of action, now known or unknown, arising out of or related to the Loan Agreement or the transactions connected therewith. The Obligors do hereby warrant and represent that no claims, demands or causes of action, arising out of or related to the Loan Agreement or the transactions connected therewith are now known or suspected to exist.

            The Obligors intend this release to cover, encompass, release, and extinguish, among other things, all claims and matters which might otherwise be reserved by California Civil Code section 1542, which provides as follows:

            "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

            13. CONDITIONS PRECEDENT. The obligations of the Lender hereunder shall take effect only upon the satisfaction of the following conditions:

            (a) Receipt by the Lender of a fully executed original of this Amendment and that certain First Amended and Restated Promissory Note in the form of Exhibit "A" hereto;

            (b) Receipt by the Lender of the 2nd Amendment Final Order in accordance with Section 1 hereof;

            (c)   Receipt by the Lender of all interest payable pursuant to
      Section 2.10 of the Loan Agreement and on the Term Advance as of the date of the 2nd Amendment Final Order;

            (d) Receipt by the Lender of all costs and expenses, including reasonable attorneys' fees, incurred by the Lender in accordance with
      Section 9.6 of the Loan Agreement as of the date of the 2nd Amendment Final Order;

            (e) Other than the default in payment of the Obligations in full on February 28, 2005, no Defaults or Events of Default shall have occurred or be continuing; and

            (f) The Lender shall have received such other documents, certificates, opinions and information that the Lender shall require, each in form and substance satisfactory to the Lender in its sole discretion.

            14.   MISCELLANEOUS.

            (a)   Reference to the Loan Agreement and the Loan Documents.

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                  (i)   Except as specifically amended by this Amendment, the
            Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed.

                  (ii) The Obligors hereby warrants and represents to the Lender that there does not exist a Default or an Event of Default other than the default in payment of the Obligations in full on February 28, 2005 and the Borrower reaffirms, as of the date hereof, that all of the warranties and representations of the Borrower contained in the Loan Agreement and in the other Loan Documents are true, complete and correct.

            (b) Events of Default. Any failure to comply with the terms and conditions of this Amendment shall constitute an Event of Default.

            (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (d) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of Florida.

            (e) Attorneys' Fees. The Borrower shall pay, on written demand, all fees and costs incurred by the Lender in connection with the negotiation, documentation and execution of this Amendment including the reasonable fees and expenses of attorneys. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

            (f) Jury Trial Waiver. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS AMENDMENT.

                  [Remainder of Page Intentionally Left Blank]

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                            Borrower:

                                            U.S. PLASTIC LUMBER LTD., a Delaware
                                            corporation, as debtor and debtor
                                            in possession

                                            By: /s/ Steve Spitzer
                                                --------------------------------

                                            Its: Assistant Treasurer

                                            Lender:

                                            AMPAC CAPITAL SOLUTIONS, LLC, a
                                            Nevada limited liability company

                                            By: /s/ Larry R. Polhill
                                                --------------------------------

                                            Its: Manager

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      Each of the undersigned hereby consents to and acknowledges the terms and conditions of the foregoing Amendment and each other document executed in favor of the Lender shall remain in full force and effect.

                                            Guarantors:

                                            U.S. PLASTIC LUMBER CORP., a Nevada
                                            corporation, as debtor and debtor
                                            in possession

                                            By: /s/ Steven Spitzer
                                                --------------------------------

                                            Its: Assistant Treasurer

                                            U.S. PLASTIC LUMBER FINANCE
                                            CORPORATION, a Delaware corporation,
                                            as debtor and debtor in possession

                                            By: /s/ Steven Spitzer
                                                --------------------------------

                                            Its: Assistant Treasurer

                                            U.S. PLASTIC LUMBER IP CORPORATION,
                                            a Delaware corporation, as debtor
                                            and debtor in possession

                                            By: /s/ Steven Spitzer
                                                --------------------------------

                                            Its: Assistant Treasurer

                                            THE EAGLEBROOK GROUP, INC., a
                                            Delaware corporation, as debtor and
                                            debtor in possession

                                            By: /s/ Steven Spitzer
                                                --------------------------------

                                            Its: Assistant Treasurer

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